UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2008
HOVNANIAN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8551 (Commission File Number)	22-1851059 (I.R.S. Employer Identification No.)
110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
(Address of principal executive offices and zip code)
(732) 747-7800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
          On December 5, 2008, Hovnanian Enterprises, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) at which the Company’s stockholders approved (1) an amendment to the Company’s Certificate of Incorporation to restrict certain transfers of Class A Common Stock (the “Amendment”) and (2) the Board of Directors’ decision to adopt and implement the Company’s Rights Plan (the “Rights Plan”), which became effective on August 14, 2008. Both the Amendment and the Rights Plan are intended to help preserve the long-term value to the Company of its net operating losses and built-in losses within the meaning of Section 382 of the Internal Revenue Code (“NOLs”).
          The Amendment restricts transfers of Class A Common Stock that would affect the percentage of stock that is treated as being owned by “5-percent stockholders” within the meaning of Section 382 because such transfers could result in limitations on the Company’s ability to use its NOLs to reduce future income tax liability. Subject to certain exceptions pertaining to pre-existing 5-percent stockholders and Class B stockholders (described below), the Amendment’s transfer restrictions generally restrict any direct or indirect transfer (such as transfers of the Company’s stock that result from the transfer of interests in other entities that own the Company’s stock) if the effect would be to: (1) increase the direct or indirect ownership of the Company’s stock by any person (or public group) from less than 5% to 5% or more of the Company’s common stock, (2) increase the percentage of the Company’s common stock owned directly or indirectly by a person (or public group) owning or deemed to own 5% or more of the Company’s common stock or (3) create a new public group. Transfers included under the transfer restrictions include sales to persons (or public groups) whose resulting percentage ownership (direct or indirect) of common stock would exceed the 5% thresholds discussed above, or to persons whose direct or indirect ownership of common stock would by attribution cause another person (or public group) to exceed such threshold. A transfer from one member of the public group to another member of the public group does not increase the percentage of the Company’s common stock owned directly or indirectly by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of common stock owned by, any stockholder, the Company is entitled to rely on the existence or absence of filings with the Securities and Exchange Commission of Schedules 13D and 13G (or any similar filings) as of any date, subject to the Company’s actual knowledge of the ownership of its common stock.
          The Amendment’s transfer restrictions contain an exception permitting otherwise prohibited transfers of Class B Common Stock among Class B stockholders. The transfer restrictions also contain exceptions permitting certain otherwise prohibited transfers by pre-existing 5-percent stockholders and Class B stockholders who have converted their Class B Common Stock for Class A Common Stock pursuant to the Company’s Certificate of Incorporation (“Converted A Shares”). Pre-existing 5-percent stockholders are (1) any person or entity who has filed a Schedule 13D or 13G with respect the Company’s Class A or Class B Common Stock on or before December 9, 2008 and (2) certain persons and entities with specified ownership interests in the foregoing persons or entities. A direct or indirect transfer of shares of Class A Common Stock by (but not to) a pre-existing 5-percent stockholder or stockholders holding Converted A Shares is permitted so long as such a transfer does not (1) increase the ownership of the Company’s common stock by any person (other than a public group) to 5% or more of the Company’s common stock or (2) increase the percentage of the Company’s common stock owned by a person (other than a public group) owning 5% or more of the Company’s common stock. In addition, the transferred shares of Class A Common Stock must be owned by the pre-existing 5-percent stockholder prior to December 9, 2008 or be Converted A Shares.
          The Rights Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of the Company’s outstanding Class A common stock (an “Acquiring Person”) without the approval of the Board of Directors. Stockholders who owned 4.9% or more of the Company’s outstanding Class A common stock as of the close of business on August 15, 2008 will not trigger the Rights Plan so long as after such date they do not (i) acquire any additional shares of Class A common stock or (ii) fall under 4.9% ownership of Class A common stock and then re-acquire 4.9% or more of Class A common stock. The Rights Plan does not exempt any future acquisitions of Class A common stock by such persons. Any rights held by an Acquiring Person are void and may not be exercised. The Board of Directors may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Rights Plan.

          The material features of the Amendment and the Rights Plan are described in the Company’s definitive Proxy Statement for the Special Meeting and, with respect to the Rights Plan, the Company’s Current Report on Form 8-K filed on August 4, 2008, which descriptions are filed herewith and incorporated herein by reference. The above descriptions of the Amendment and the Rights Plan are qualified in their entirety by reference to Exhibits 3.1, 4.1 and 4.2 and are incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On December 9, 2008, the Company filed the Amendment with the Secretary of State of the State of Delaware and on August 15, 2008, the Company filed the Certificate of Designation of Series B Junior Preferred Stock of the Company with the Secretary of State of the Sate of Delaware in connection with the Rights Plan. The information set forth above under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1	Amendment to Certificate of Incorporation.

Exhibit 4.1	Rights Agreement dated as of August 14, 2008 between the Company and National City Bank, as Rights Agent, which includes the Form of Certificate of Designation as Exhibit A, Form of Right Certificate as Exhibit B and the Summary of Rights as Exhibit C (incorporated by reference to Exhibits to the Registration Statement (No. 1-8551) on Form 8-A of the Company, filed on August 14, 2008).

Exhibit 4.2	Certificate of Designation of Series B Junior Preferred Stock of the Company, dated August 14, 2008 (incorporated by reference to Exhibits to the Quarterly Report on Form 10-Q of the Company for the quarter ended July 31, 2008).

Exhibit 99.1	The sections entitled “MATTERS TO BE CONSIDERED AT SPECIAL MEETING — PROPOSAL ONE: NOL PROTECTIVE AMENDMENT — AMENDMENT TO CERTIFICATE OF INCORPORATION TO PRESERVE VALUE OF NET OPERATING LOSSES” and “- PROPOSAL TWO: APPROVAL OF RIGHTS PLAN” of the definitive Proxy Statement of the Company (incorporated by reference to the definitive Proxy Statement on Schedule 14A of the Company filed on October 15, 2008).

Exhibit 99.2	The discussion of the Rights Plan under Item 1.01 “Entry into a Material Definitive Agreement” of the Current Report on Form 8-K of the Company (incorporated by reference to the Current Report on Form 8-K of the Company filed on August 4, 2008).

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)
By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

Date: December 9, 2008

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Amendment to Certificate of Incorporation.

Exhibit 4.1	Rights Agreement dated as of August 14, 2008 between the Company and National City Bank, as Rights Agent, which includes the Form of Certificate of Designation as Exhibit A, Form of Right Certificate as Exhibit B and the Summary of Rights as Exhibit C (incorporated by reference to Exhibits to the Registration Statement (No. 1-8551) on Form 8-A of the Company, filed on August 14, 2008).

Exhibit 4.2	Certificate of Designation of Series B Junior Preferred Stock of the Company, dated August 14, 2008 (incorporated by reference to Exhibits to the Quarterly Report on Form 10-Q of the Company for the quarter ended July 31, 2008).

Exhibit 99.1	The sections entitled “MATTERS TO BE CONSIDERED AT SPECIAL MEETING — PROPOSAL ONE: NOL PROTECTIVE AMENDMENT — AMENDMENT TO CERTIFICATE OF INCORPORATION TO PRESERVE VALUE OF NET OPERATING LOSSES” and “- PROPOSAL TWO: APPROVAL OF RIGHTS PLAN” of the definitive Proxy Statement of the Company (incorporated by reference to the definitive Proxy Statement on Schedule 14A of the Company filed on October 15, 2008).

Exhibit 99.2	The discussion of the Rights Plan under Item 1.01 “Entry into a Material Definitive Agreement” of the Current Report on Form 8-K of the Company (incorporated by reference to the Current Report on Form 8-K of the Company filed on August 4, 2008).